Exhibit 10.4


               AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT


                  AMENDMENT NO. 1 dated as of April 2, 2004 to the Pledge and Security Agreement (this "Amendment No. 1"), among ISP CHEMCO INC., ISP CHEMICALS INC., ISP TECHNOLOGIES INC. and ISP MINERALS INC., each a Delaware corporation (individually, a "Borrower", and, collectively, the "Borrowers"), ISP CHEMCO INC., as agent for the Obligors hereunder (in such capacity, the "Lead Borrower"), each of the SUBSIDIARY GUARANTORS party hereto from time to time and JPMORGAN CHASE BANK, as administrative agent for the Lenders and the LC Bankunder (and as defined in) the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                  The Obligors, certain of the Lenders and the Administrative Agent are parties to a Pledge and Security Agreement dated as of June 27, 2001 (as in effect immediately prior to the effectiveness of this Amendment No. 1, the "Security Agreement"). The parties hereto wish to amend the Security Agreement as hereinafter set forth. Accordingly, the parties hereto hereby agree as follows:


                  Section 1. Definitions. Except as otherwise defined herein, terms defined in the Security Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the condition precedent specified in Section 3 hereof, the Security Agreement is hereby amended as of the date hereof as set forth below:

1. 2.01. References in the Security Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Security Agreement as amended hereby. References in the Security Agreement to "the Credit Agreement" (and indirect references such as "thereunder", "thereby", "therein" and "thereof") shall be deemed to be references to the Credit Agreement referred to below.

2. 2.02. Section 1(a) of the Security Agreement is hereby amended by deleting the definition of "Special Reserve Sub-Account" appearing therein.

3. 2.03. Section 4.01 of the Security Agreement is hereby amended to read in its entirety as follows:

                           "4.01 Collateral Account. The Administrative Agent
                  will cause to be established at one or more banking institutions to be selected by the Administrative Agent accounts (collectively, the "Collateral Account "), which shall be one or more Securities Accounts and Deposit Accounts, each in the name and under the sole dominion and control of the Administrative Agent and, in the case of a Securities Account, in respect of which the Administrative Agent is the Entitlement Holder, into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) required to be delivered to the Administrative Agent pursuant hereto or that, as

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         provided in Section 2.05(k) of the Credit Agreement, any of the
         Obligors are required to pledge as cash collateral or otherwise deposit into the Collateral Account. The Financial Assets and other property and balances credited to the Collateral Account from time to time shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as provided (a) in the next sentence with respect to an Event of Default or (b) with respect to the amount of the LC Exposure Sub-Account, the Administrative Agent shall remit the collected balance standing to the credit of the Collateral Account to or upon the order of the Lead Borrower shall from time to time instruct. However, at any time following the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Required Lenders, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time stand ing to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 5.09. The balance from time to time in the Collateral Account shall be subject to withdrawal and application only as provided herein (including this Section and Sections 4.04 and 5.09)."

         2.04. Section 4.03 of the Security Agreement is hereby amended to read in its as follows:

         "4.03 Investment of Balance in Collateral Account. The cash balance standing to the credit of the Collateral Account shall be invested from time to time in such Cash Equivalents as the Lead Borrower (or, after the occurrence and during the continuance of a Default, the Administrative Agent) shall determine, which Cash Equivalents shall be held in the name and be under the control of the Administrative Agent, and shall be credited to the Collateral Account, provided that at any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Required Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Cash Equivalents and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 5.09. All Proceeds (including income, gain and sale proceeds) in respect of Cash Equivalents shall be credited to Collateral Account. All losses with respect to any property, including Cash Equivalents, credited to the Collateral Account shall be solely for account of the Obligors, and such losses shall be allocated first to the balance of the Collateral Account other than the LC Exposure Sub-Account and second to the LC Exposure Sub-Account."

         2.05. Section 4.05 of the Security Agreement is hereby deleted in its entirety.

         2.06. The last sentence of Section 5.09 of the Security Agreement is hereby amended to read in its entirety as follows:

         "Notwithstanding the foregoing, the proceeds of any cash or other amounts held in the LC Exposure Sub-Account pursuant to Section 4.04 shall be applied first to

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         the LC Exposure outstanding from time to time and second to the other
         Secured Obligations in the manner provided above in this Section 5.09."

                  Section 3. Effectiveness. This Amendment No. 1 shall become effective as of the date hereof upon the satisfaction of the conditions precedent set forth in Section 5.01 of the Amended and Restated Credit Agreement dated as of April 2, 2004 among the Obligors, the lenders party thereto and the Administrative Agent (the "Credit Agreement").

                  Section 4. Confirmation of Security Interests. Each of the Obligors, by its execution of this Amendment No. 1, hereby confirms and ratifies that all of its respective obligations under the Security Agreement and the security interests granted thereunder shall continue in full force and effect for the benefit of the Administrative Agent and the Lenders with respect to the Credit Agreement and the Security Agreement as amended hereby.

                  Section 5. Miscellaneous. Except as herein provided, the Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                    BORROWERS
                                    ---------

                                    ISP CHEMCO INC.,
                                    Individually and as Lead Borrower

                                    By  /s/ Neal E. Murphy
                                        ------------------
                                    Name:  Neal E. Murphy
                                    Title:  Senior Vice President and
                                            Chief Financial Officer


                                    ISP CHEMICALS INC.
                                    ISP TECHNOLOGIES INC.
                                    ISP MINERALS INC.

                                    By  /s/ Neal E. Murphy
                                        ------------------
                                    Name:  Neal E. Murphy
                                    Title:  Senior Vice President and
                                            Chief Financial Officer



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                                    SUBSIDIARY GUARANTORS
                                    ---------------------

                                    BLUEHALL INCORPORATED
                                    VERONA INC.
                                    ISP ALGINATES INC.
                                    ISP MANAGEMENT COMPANY, INC.
                                    ISP REAL ESTATE COMPANY, INC.
                                    ISP FREETOWN FINE CHEMICALS INC.
                                    ISP INVESTMENTS INC.
                                    ISP GLOBAL TECHNOLOGIES INC.
                                    ISP INTERNATONAL CORP.
                                    ISP (PUERTO RICO) INC.
                                    ISP ENVIRONENTAL SERVICES INC.

                                    By  /s/ Neal E. Murphy
                                        ------------------
                                    Name:  Neal E. Murphy
                                    Title:  Senior Vice President and
                                            Chief Financial Officer


                                    ISP MANAGEMENT LLC
                                    By ISP Management Company, Inc.,
                                    sole member

                                    By  /s/ Neal E. Murphy
                                        ------------------
                                    Name:  Neal E. Murphy
                                    Title:  Senior Vice President and
                                            Chief Financial Officer

                                    ISP MINERALS LLC
                                    ISP GRANULE PRODUCTS LLC
                                    By ISP Minerals Inc.,
                                    sole member

                                    By  /s/ Neal E. Murphy
                                        ------------------
                                    Name:  Neal E. Murphy
                                    Title:  Senior Vice President and
                                            Chief Financial Officer



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                                    ISP TECHNOLOGIES LLC
                                    ISP MICROCAPS (U.S.) LLC
                                    By ISP Technologies Inc.,
                                    sole member

                                    By  /s/ Neal E. Murphy
                                        ------------------
                                    Name:  Neal E. Murphy
                                    Title:  Senior Vice President and
                                            Chief Financial Officer



                                    ISP CHEMICALS LLC
                                    By ISP Chemcals Inc.,
                                    sole member

                                    By  /s/ Neal E. Murphy
                                        ------------------
                                    Name:  Neal E. Murphy
                                    Title:  Senior Vice President and
                                            Chief Financial Officer



                                    ISP INVESTMENTS LLC
                                    By ISP Investments Inc.,
                                    sole member

                                    By  /s/ Neal E. Murphy
                                        ------------------
                                    Name:  Neal E. Murphy
                                    Title:  Senior Vice President and
                                            Chief Financial Officer


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                                    ISP GLOBAL TECHNOLOGIES LLC
                                    By ISP Global Technologies Inc.,
                                    sole member

                                    By  /s/ Neal E. Murphy
                                        ------------------
                                    Name:  Neal E. Murphy
                                    Title:  Senior Vice President and
                                            Chief Financial Officer







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                                    ADMINISTRATIVE AGENT
                                    --------------------

                                    JPMORGAN CHASE BANK
                                    as Administrative Agent


                                    By  /s/ Peter Dedousis
                                        ------------------
                                    Name:  Peter Dedousis
                                    Title:  Managing Director